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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 26, 2001



                                 AAIPHARMA INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                        0-21185                04-2687849
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


 ------------------------------------------------------------------------------
              (Former name or address, if changed from last report)



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This amendment on Form 8-K/A amends the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2001, to report the issuance of a patent, approval of an abbreviated new drug application by the Food and Drug Administration and information regarding a presentation made by the Registrant at a healthcare conference.

Item 5 is hereby amended and restated as follows:

Item 5.           Other Events.


         On March 26, 2001, aaiPharma Inc. (the "Company") issued a press release announcing its plans to present at the upcoming Banc of America Securities Healthcare Conference on March 28, 2001 (the "Conference") and identifying the internet site where the public could access both the audio presentation and the accompanying slideshow. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         On March 29, 2001, the Company issued another press release concerning a patent, entitled "Flutamide Compositions and Preparations", which was issued to the Company by the U.S. Patent and Trademark Office on February 13, 2001. In addition, the Company also announced the first tentative of an abbreviated new drug application ("ANDA") for flutamide by the U.S. Food and Drug Administration. The Company stated that this flutamide ANDA is based on aaiPharma's data package licensed on a royalty-bearing basis to a pharmaceutical partner. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.


Item 7.           Financial Statements and Exhibits.

                  (a)      Exhibits

                  Exhibit 99.1  --        Press release dated March 26, 2001
                  Exhibit 99.2  --        Press release dated March 29, 2001


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2001

                        AAIPHARMA INC.


                        By: /s/ William L. Ginna, Jr.
                            ----------------------------------------------------
                            William L. Ginna, Jr.
                            Executive Vice President and Chief Financial Officer



                                  EXHIBIT INDEX


         Exhibit No.                           Exhibit
         ----------                            -------

         Exhibit 99.1  --        Press release dated March 26, 2001
         Exhibit 99.2  --        Press release dated March 29, 2001



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